EXHIBIT 10.32

ACKNOWLEDGEMENT

of

JABIL CIRCUIT (GUANGZHOU) LTD.

as a

MANUFACTURING SUBSIDIARY

And

AMENDMENT NO. 2

to

RECEIVABLES SALE AGREEMENT

Dated as of May 11, 2007

THIS AMENDMENT NO. 2 (this “Amendment”) is entered into by and among Jabil Circuit, Inc., a Delaware corporation (the “Jabil”), Jabil Circuit of Texas, LP, a Florida limited partnership (“Jabil Texas”), Jabil Global Services, Inc., a Florida corporation (“Jabil Global”) and Jabil Defense and Aerospace Services, LLC (“Jabil Defense,” and together with Jabil, Jabil Texas, Jabil Global and each other Subsidiary of Jabil which enters into a Joinder Agreement, each individually, an “Originator” and collectively, the “Originators”), and Jabil Circuit Financial II, Inc., a Delaware corporation (the “Buyer”).

PRELIMINARY STATEMENTS

A. The Originators and the Buyer are parties to that certain Receivables Sale Agreement dated as of February 25, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “RSA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RSA.

B. The Agent has approved Jabil Circuit (Guangzhou) Ltd., a corporation incorporated under the laws of the Peoples Republic of China (“Jabil Huangpu”) as a Manufacturing Subsidiary under the Purchase Agreement, and in connection therewith the Originators and the Buyer have agreed to amend the RSA on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Acknowledgement of Manufacturing Subsidiary. The Originators and the Buyer hereby acknowledge that the Agent has, effective as of the date hereof, approved Jabil Huangpu as a Manufacturing Subsidiary under and pursuant to the terms and conditions of the Purchase Agreement, and the parties thereto have amended the Purchase Agreement for certain related purposes.

Section 2. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the RSA is hereby amended as follows:

(a) Exhibit I of the RSA is amended to add the following definitions in the appropriate alphabetical order:

“Jabil Huangpu” means Jabil Circuit (Guangzhou) Ltd., a corporation incorporated under the laws of the Peoples Republic of China Circuit as a limited liability company.

“Manufacturing Subsidiary” means each of Jabil Chihuahua, Jabil Huangpu, Jabil Luxembourg, Jabil Malaysia, Jabil Mexico, Jabil Reynosa, Jabil Reynosa II and any other Subsidiary of Jabil which the Agent approves in writing as a Manufacturing Subsidiary from time to time.

(a) Exhibit II of the RSA is hereby amended to add the following information at the end:

PEOPLES REPUBLIC OF CHINA

Jabil Circuit (Guangzhou) Ltd.

128 Jun Cheng Road

Guangzhou Economy and Technology Development Zone

Peoples Republic of China

(b) Exhibit III of the RSA is hereby amended to add the following Collection Account information:

Collection Bank	Lockbox Address	Related Collection Account
JPMorgan Chase, N.A.	N/A	xxxxxxxx
JPMorgan Chase, N.A.	N/A	xxxxxxxx

Section 3. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon the latest to occur of (i) the date hereof, (ii) receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto and (iii) receipt by the Agent and each of the parties hereto of each of the documents listed on Schedule I hereto.

Section 4. Covenants, Representations and Warranties of the Originators.

(a) Upon the effectiveness of this Amendment, each of the Originators hereby reaffirms all covenants, representations and warranties made by it in the RSA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

2

(a) Each of the Originators hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes a Termination Event or a Potential Termination Event.

Section 5. Reference to and Effect on the RSA.

(a) Upon the effectiveness of this Amendment, each reference in the RSA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RSA as amended hereby, and each reference to the RSA in any other document, instrument or agreement executed and/or delivered in connection with the RSA shall mean and be a reference to the RSA as amended hereby.

(b) Except as specifically amended hereby, the RSA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the RSA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

JABIL CIRCUIT, INC.

By:	/s/ SERGIO CADAVID
Name:	Sergio Cadavid
Title:	Treasurer

Address:	10560 Martin Luther King, Jr.
Street North
St. Petersburg, FL 33716
Attn: Forbes Alexander, CFO
cc: General Counsel
Fax:	(727) 579-8529

JABIL CIRCUIT OF TEXAS, LP,

By:	Jabil Texas Holdings, LLC, its sole General Partner

	By:	Jabil Circuit, Inc. its sole Manager and Member

	By:	/s/ SERGIO CADAVID
	Name:	Sergio Cadavid
	Title:	Treasurer

Address:	10800 Roosevelt Blvd.
St. Petersburg, FL 33716 Attn: Forbes Alexander, CFO
cc: General Counsel
Fax:	(727) 579-8529

JABIL GLOBAL SERVICES, INC,

By:	/s/ SERGIO CADAVID
Name:	Sergio Cadavid
Title:	Treasurer

Address:	10800 Roosevelt Blvd.
St. Petersburg, FL 33716 Attn: Forbes Alexander, CFO
cc: General Counsel
Fax:	(727) 579-8529

JABIL DEFENSE AND AEROSPACE SERVICES, LLC

By:	/s/ STEVEN BORGES
Name:	Steven Borges
Title:	President and Treasurer

Address:	10800 Roosevelt Blvd.
St. Petersburg, FL 33716 Attn: Forbes Alexander, CFO
cc: General Counsel
Fax:	(727) 579-8529

JABIL CIRCUIT FINANCIAL II, INC.

By:	/s/ JOHN MORRIS
Name:	John Morris
Title:	President & Treasurer

Address:	300 Delaware Avenue
Suite 12119
Wilmington, DE 19801
Attn: John Koach
Assistant Treasurer
Fax:	(302) 654-7584

Schedule I

List of Closing Documents for Addition of Jabil Huangpu

1. Estoppel Letter executed by Jabil Huangpu.

2. Sale and Distribution Agreement between Jabil Huangpu and Jabil Circuit, Inc., together with Amendment No. 1 thereto.

3. Sale and Distribution Agreement between Jabil Huangpu and Jabil Circuit of Texas, LP, together with Amendment No. 1 thereto.

4. Letter from Jabil Huangpu to Jupiter, the Agent and the Financial Institutions confirming no Adverse Claims or intent to grant Adverse Claims as to products manufactured by Jabil Huangpu, the existence of current registration and valid business license of Jabil Huangpu, and no pending legal proceedings pending against Jabil Huangpu for winding up, bankruptcy or dissolution.

5. Written consent of directors of Jabil Huangpu adopting resolutions approving its designation as a Manufacturing Subsidiary and the execution of the Estoppel Letter.

6. Copy of search of public records for title, mortgages and attachments by courts regarding Jabil Huangpu and its real property.

7. Opinion of Jun He Law Offices, local counsel for Jabil Huangpu, regarding (i) general corporate matters, (ii) due execution of the Estoppel Letter and enforceability (and limitations on enforceability) of the Estoppel Letter in the event an action is brought in a court in the Peoples Republic of China, (iii) choice of law, (iv) consents and (vi) non-contravention of laws and agreements.

8. Opinion of Holland & Knight LLP regarding enforceability of the Estoppel Letter.

9. Amendment No. 2 to Collection Account Agreement